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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 19, 2000

                         DILLARD ASSET FUNDING COMPANY
                         -----------------------------
              (Exact Name of registrant specified in its charter)
             (Originator of the Dillard Credit Card Master Trust)




United States                  333-67855                     880352714
-------------                  ---------                     ---------
(State or other         (Commission File Number)         (I.R.S. employer
Jurisdiction of                                          Identification No.)
Incorporation)

                       c/o Chase Manhattan Bank USA, N.A.
                               1201 Market Street
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 575-5000

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                              Item 5.Other Events

           On June 19, 2000, the Underwriting Agreement, dated as of June 19, 2000 (the "Underwriting Agreement"), among Dillard Asset Funding Company ("DAFC"), as Transferor, Dillard National Bank ("DNB"), as Servicer, Dillard National Bank (f/k/a Mercantile Stores National Bank) ("DNB-La."), Dillard's Inc. ("Dillard's") and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On June 28, 2000 the Series 2000-1 Supplement, dated as of June 28, 2000, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000 (the "Amended and Restated Pooling and Servicing Agreement"), among DAFC as Transferor, DNB as Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On June 28, 2000, the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000 (the "Amended and Restated Pooling and Servicing Agreement"), among DAFC as Transferor, DNB as Servicer, and The Chase Manhattan Bank, as Trustee, was executed and delivered by the respective parties thereto.



   Item 7.Financial Statements, Pro Forma Financial Statements and Exhibits


Exhibits

1.1 Underwriting Agreement, dated as of June 19, 2000, among DAFC, as Transferor, DNB, as Servicer, DNB-La., Dillard's and CSI, as Underwriter.

4.1 Series 2000-1 Supplement, dated as of June 28, 2000 to the Amended and Restated Pooling and Servicing Agreement, among DAFC, as Transferor, DNB, as Servicer, and the Trustee.

4.2 Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, among DAFC, as Transferor, DNB, as Servicer, and the Trustee.


                                      -1-

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly author7ized.


                                          DILLARD ASSET FUNDING COMPANY
                                          By: Administrator



                                          By:   /s/ David Helm
                                               --------------------------
                                          Name:   David Helm
                                          Title:  Administrator



Date: July 13, 2000


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                               INDEX TO EXHIBITS

Exhibit                                                          Sequentially
Number    Exhibit                                                Numbered Pages

1.1 Underwriting Agreement, dated as of June 19, 2000, among DAFC, as Transferor, DNB, as Servicer, DNB-La.,
          Dillard's and CSI, as Underwriter.

4.1 Series 2000-1 Supplement, dated as of June 28, 2000 to the Amended and Restated Pooling and Servicing Agreement, among DAFC, as Transferor, DNB, as Servicer, and the Trustee.

4.2 Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, among DAFC, as Transferor, DNB, as Servicer, and the Trustee.